UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 5, 2008
Date of Report (Date of earliest event reported)

Congoleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-13612	02-0398678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Quakerbridge Road
P.O. Box 3127
Mercerville, NJ 08619-0127
(Address of principal executive offices and Zip Code)

609-584-3000
(Registrant’s telephone number, including area code)

    N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition

On November 5, 2008, Congoleum Corporation, a Delaware corporation, issued a press release announcing its financial results for the period ended September 30, 2008.  The text of the press release is filed herewith as Exhibit 99.1, and incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release, dated November 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2008	Congoleum Corporation

	By:	/s/ Howard N. Feist III
	Name:	Howard N. Feist III
	Title:	Chief Financial Officer